UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2019

Stabilis Energy, Inc.

(Exact name of registrant as specified in its charter)

Florida	000-24575	59-3410234
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10375 Richmond Ave, Suite 700 Houston, Texas	77042
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 832-456-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class                                     Trading Symbol                   Name of each exchange on which registered

Common Stock, $.001 par value                   SLNG                                        The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

The disclosure included in Item 3.02 of this Current Report on Form 8-K is incorporated into this Item 1.01 by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure included in Item 3.02 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 3.02 Unregistered Sales of Equity Securities.

On August 5, 2019, Stabilis Energy, Inc. (the “Company”) entered into an exchange agreement (the “Exchange Agreement”) with Chart Energy & Chemicals, Inc., a Delaware corporation and subsidiary of Chart Industries, Inc. (“Chart E&C”), Stabilis Energy, LLC, a Texas limited liability company and subsidiary of the Company (“Stabilis”), and Stabilis LNG Eagle Ford LLC, a Delaware limited liability company and subsidiary of the Company (“Stabilis LNG”), for the cancellation of indebtedness of Stabilis LNG, a Company subsidiary, to Chart E&C in the principal amount of $7 million (the “Exchanged Indebtedness”) owed pursuant to a secured promissory note issued by Stabilis LNG to Chart E&C in September 2013 (the “Note”) in exchange for unregistered shares of Company common stock. The number of shares of Company common stock to be issued to Chart E&C is based on the per share price of Company common stock of 90% of the average of the dollar volume-weighted average prices per share of the common stock as calculated by Bloomberg for each of the five consecutive trading days ending on and including the third trading day immediately preceding the closing date (the “Initial Closing”). At the Initial Closing, Stabilis LNG will also pay to Chart E&C an amount in cash equal to the accrued and unpaid interest on the Exchanged Indebtedness due through the Initial Closing, plus a cash amount to be paid in lieu of the issuance of fractional shares of Company Common Stock.

However, if the calculation of the number of shares of Company common stock to be issued for the Exchanged Indebtedness would result in Chart E&C holding in excess of 9% of the Company’s issued and outstanding shares of common stock upon the Initial Closing, then, in that event, the principal amount of indebtedness to be exchanged at the Initial Closing shall be reduced by an amount necessary to provide that Chart E&C will hold no more than 9.00% of the issued and outstanding Common Stock following the consummation of the exchange and any remaining indebtedness (the “Remaining Indebtedness”) not exchanged at the Initial Closing will remain outstanding and be subject to Chart E&C’s right to request an additional exchange of such Remaining Indebtedness as set forth in the following paragraph.

At any time after six months after August 5, 2019, Chart E&C may elect an additional exchange (the “Additional Exchange”) of all or any portion of the balance of the unpaid principal amount of the Note, currently $2.1million assuming the $7 million principal amount is exchanged for Company common stock at the Initial Closing, including any Remaining Indebtedness not exchanged at the Initial Closing in exchange for additional shares of Company common stock based on the foregoing pricing calculation related to the closing date of the Additional Exchange plus payment by Stabilis LNG to Chart E&C of the accrued and unpaid interest on the Note plus a cash amount to be paid in lieu of the issuance of fractional shares of Company Common Stock. The Company is not required to conduct more than one Additional Exchange.

Pursuant to the Exchange Agreement the Company has agreed to register with the SEC for resale the common stock issued to Chart E&C at the Initial Closing within ninety (90) days following the Initial Closing and to provide additional demand and piggyback registration rights of all shares of Company common stock issued under the Exchange Agreement.

The closing of the Exchange Agreement is subject to customary closing conditions.

The Company common stock to be issued in the Exchange Agreement is being offered and sold in a transaction exempt from registration under the Securities Act of 1933, in reliance on Section 4(a)(2) thereof for sales not involving a public offering. The Company used no general advertising or solicitation in connection with the Exchange Agreement.

The description of the Exchange Agreement herein is not complete and is qualified in its entirety by reference to the full text of the Exchange Agreement which is attached as Exhibit 10.1 to this Form 8-K and is incorporated herein by this reference.

Item 7.01 Regulation FD Disclosure.

On August 5, 2019 Chart Industries, Inc. and the Company issued a news release announcing Chart’s strategic investment in Company common stock. A copy of the news release is attached as Exhibit 99.1 and incorporated herein by reference. The information in this Form 8-K provided under Item 7.01 and Exhibit 99.1 attached hereto are furnished to, but shall not be deemed filed with, the Securities and Exchange Commission or incorporated by reference into the Company's filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 9.01 Financial Statements and Exhibits.

Exhibits:

Exhibit No.	Description
10.1	Exchange Agreement dated August 5, 2019 by and among Chart Energy & Chemicals, Inc., Stabilis Energy, Inc., Stabilis Energy, LLC and Stabilis LNG Eagle Ford LLC. (1)

99.1	News release issued August 5, 2019 by Chart Industries, Inc. and the Company.

(1)  Exhibits and schedules to the Exchange Agreement have been omitted pursuant to Item 601(b)(10) of Regulation S-K. Registrant hereby undertakes to furnish supplemental copies of any of the omitted exhibits and schedules upon request by the U.S. Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STABILIS ENERGY, INC.

By: /s/James C. Reddinger

         James C. Reddinger

           President and Chief Executive Officer

Date: August 9, 2019